BankUnited, Inc.

Forward-Looking Statements

BankUnited

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. ("BankUnited" or "BKU") with respect to, among other things, future events and financial performance. BankUnited generally identifies forward-looking statements by terminology such as "outlook", "believes," "expects," "potential," "continues," "may," "will," "could," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the current plans, estimates and expectations of BankUnited. This presentation may also contain forward-looking statements in connection with BankUnited's acquisition of Herald National Bank ("Herald"). The inclusion of any forward-looking information regarding BankUnited or Herald should not be regarded as a representation that future plans, estimates or expectations contemplated herein will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to BKU's and Herald's respective operations, financial results, financial condition, business prospects, growth, strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. BankUnited does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the most recent Annual Report on Form 10-K of BKU, and in the Quarterly Reports on Form 10-Q of BKU, filed with the Securities and Exchange Commission (the "SEC") and available at the SEC's website (www.sec.gov).

Why BankUnited?

BankUnited

- Clean Balance Sheet
- Dynamic Growth Story
- Management Team with Strong Track Record
- Strong Performance and Capital Position
- Healthy Regulatory Relations
- **The Dominant Florida Institution**

Who are we?

BankUnited

Company Snapshot

- The largest traditional independent bank in Florida[(1)]
  - Florida footprint: 94 branches in 15 counties
  - $12.2 billion of assets
  - $4.7 billion of loans
  - $8.1 billion of total deposits
  - $50.3 million of net income for the quarter ended March 31, 2012 [(2)]
- Acquired 3 New York branches with the Herald National Bank transaction on February 29, 2012


Yonkers
Hempstead
New York
Orlando
Tampa
St. Petersburg
FLORIDA
Sarasota
West Palm Beach
Fort Myers
Fort Lauderdale
Miami
BankUnited
Herald

(1) As of March 31, 2012.
(2) Includes pre-tax transaction costs of $1.2 million and a $5.3 million bargain purchase gain (with no related tax impact) from the acquisition of Herald National Bank.

FDIC Loss Sharing Agreements

Overview

BankUnited

Summary

- Agreements to cover approximately $11.6 billion of acquired assets
- The FDIC bears
  - 80% of the first $4.0 billion in losses ("Stated Threshold")
  - 95% of the losses above the Stated Threshold

Unique Features

- ☑ Ability to sell approximately $280 million of loans (UPB) on an annual basis without FDIC consent
- ☑ No residual credit risk (ability to sell all remaining covered loans at termination)
- ☑ Certain securities purchased are covered
- ☑ No true-up provision at the end of the loss sharing period

FDIC Loss Share Agreement
Current Status

BankUnited

As of March 31, 2012

- Covered loan balance of $2.3bn (UPB of $5.5bn)
- FDIC indemnification asset of $1.8bn
- Blended yield of 11.5%

Robust Infrastructure

- Industry leading process and technology
- Hired best-in-class managers with many years experience in overseeing servicing functions for large financial institutions
- Multiple FDIC audits successfully completed
- FDIC reduced audit cycle to 1x per year



Embedded Value in Assets Purchased
UPB ($BN)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$5.7
$4.2 BN Carrying Value (1)
$5.2
$501 mm Estimated Value
74%
91%
Covered Loans and OREO
Min. FDIC Reimbursement (2)

(1) Carrying value includes covered loans, OREO, and the FDIC indemnification asset. Excludes $259 million (unamortized cost basis) investment securities also covered by the Loss Sharing Agreements.

(2) Assumes worst case scenario of a 100% credit loss on all covered loans and OREO and no interest income.

What have we accomplished?

Milestones Accomplished to Date

BankUnited

- Restructured Management and Changed Company Culture
- Invested Significant Capital into Systems and Physical Infrastructure
- Built Commercial Banking Platform through Team Acquisitions
- Acquired 2 Leasing Platforms and Herald National Bank
- Completed $900 million IPO
- Converted to Bank Holding Co and BankUnited, NA converted to national bank
- Approved to Pay Quarterly Dividends; Increased Dividend in Q1 2012

Transformed Loan Portfolio

$ in millions[(1)]

BankUnited

New Loans



Commercial & Other
Residential
$2,390
$590
$1,800
$1,721
$463
$1,258
$549
$45
$433
$125
Dec 09
Dec 10
Dec 11
Mar 12

Legacy Loans and FDIC Asset



Commerical & Other
Residential
OREO
FDIC Asset
$7,926
$707
$3,820
$120
$3,279
$6,305
$553
$2,878
$207
$2,667
$4,626
$399
$2,054
$124
$2,049
$4,237
$376
$1,967
$107
$1,787
Dec 09
Dec 10
Dec 11
Mar 12

	Dec 09	Dec 10	Dec 11	Mar 12
UPB of Covered Loans and OREO ($BN)	$10.0	$7.9	$5.9	$5.7

(1) Balances exclude unearned discount and deferred fees and costs, net.

Our New Loan Growth has Outpaced Legacy Asset Runoff

BankUnited

Passed Inflection Point in 3Q 2011 and Have Been Experiencing Net Loan Growth [(1)]
($ in millions)



$6,222
$6,118
$6,174
$6,223
$6,520
$3,189
$2,956
$2,775
$2,453
$2,343
$2,427
$2,253
$2,108
$2,049
$1,787
$606
$909
$1,291
$1,721
$2,390
Mar 11
Jun 11
Sep 11
Dec 11
Mar 12
New Loans
FDIC Indemnification Asset
Covered Loans

(1) Balances exclude unearned discount and deferred fees and costs, net.

# Transformed Deposit Base
$ in millions



Deposits
December 31, 2009
December 31, 2010
December 31, 2011
March 31, 2012
$7,667
$7,164
$7,365
$8,085
4%
3%
34%
59%
7%
5%
44%
44%
10%
6%
48%
35%
13%
6%
49%
32%
Demand
Interest Checking
Money Market
Time Deposits

Cost of Deposits (1)	2.2%	1.4%	0.9%	0.8%

(1) Cost of deposits as of period end date.

# Commercial Deposits Growth
$ in millions

BankUnited


December 31, 2009
December 31, 2010
December 31, 2011
March 31, 2012
Demand
Interest Checking
Money Market
Savings
$420
$886
$1,470
$1,985

Franchise Dramatically Enhanced
Old Face Prior to Transformation

BankUnited


BANKUNITED
BankUnited

Franchise Dramatically Enhanced
Old Face Prior to Transformation

BankUnited



BankUnited

Franchise Dramatically Enhanced

BankUnited


BankUnited
BankUnited
West Palm Beach 600 N Dixie Highway

Franchise Dramatically Enhanced

BankUnited


BankUnited
BankUnited

Boca Raton 7028 W Palmetto Park Road

Franchise Dramatically Enhanced


BankUnited
West Palm Beach 600 N Dixie Highway

Franchise Dramatically Enhanced

BankUnited


Boca Raton 7028 W Palmetto Park Road

How do we compare?

How Do We Compare?

BankUnited

Return on Avg Assets


0.8%
1.7%
Peers (1)
BKU (2)

Return on Avg Equity


7.3%
12.8%
Peers (1)
BKU (2)

Net Interest Margin


3.6%
6.0%
Peers (1)
BKU

Tier 1 Leverage


9.7%
13.4%
Peers (1)
BKU

Source: SNL Financial. Financial data as of March 31, 2012 or most recent available.

(1) Peers data reflect median values for publicly traded U.S. banks and thrifts with assets between $10-25 billion as of March 31, 2012 and $1-5 billion in market capitalization.

(2) Includes pre-tax transaction costs of $1.2 million and a $5.3 million bargain purchase gain (with no related tax impact) from the acquisition of Herald National Bank.

How Do We Compare?



BankUnited
Price / 2012E EPS
Price / Tang Book
Dividend Yield
16.0x
12.0x
8.0x
4.0x
0.0x
15.4x
14.0x
Peers(1)
BKU
2.0x
1.5x
1.0x
0.5x
0.0x
1.6x
1.5x
Peers(1)
BKU
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.7%
2.8%
Peers(1)
BKU

Source: SNL Financial. Market data as of April 27, 2012. Financial data as of March 31, 2012 or most recent available.

(1) Peers data reflect median values for publicly traded U.S. banks and thrifts with assets between $10-25 billion as of March 31, 2012 and $1-5 billion in market capitalization.

Change in Analysts' Earnings Expectations

BankUnited



%Chg of 2012 EPS Estimate since March 2011(1)
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(5.0)%
(10.0)%
18.9%
(8.1)%
Peers(2)
BKU



%Chg of 2013 EPS Estimate since March 2011(1)
8.0%
4.0%
0.0%
(4.0)%
(8.0)%
(12.0)%
(16.0)%
3.8%
(11.5)%
Peers(2)
BKU

Source: Factset. Data as of April 27, 2012.

(1) Date when analysts initiated research coverage of BKU.

(2) Peers data reflect median values for publicly traded U.S. banks and thrifts with assets between $10-25 billion as of March 31, 2012 and $1-5 billion in market capitalization.

Where are we headed?

Where Are We Headed?

BankUnited

Since the Acquisition

- Built a strong Florida-centric commercial bank on the framework of a failed thrift
- Became a consolidator of the Florida market one loan and one customer at a time
- Enhanced infrastructure to support the future growth of a healthy institution and comply with new regulatory standards
- Built a powerful brand in South Florida

Looking Ahead

- Continue focus on small business and middle market customers in Florida
- Further develop the consumer segment and diversify into select consumer asset classes
- Launch New York with a commercial focus
- Maintain trajectory of loan growth
- Continue focus on lowering cost of funds while growing deposits bank-wide
- Take advantage of industry consolidation in both markets

Continued Reconstruction of Branch Network

BankUnited

By Property Type


85
77
81
95
105
17
7
10
51
17
7
9
44
22
7
11
41
34
9
14
38
42
9
20
34
120
100
80
60
40
20
0
May 2009
2009
2010
2011
2012E
Free Standing
End Cap
Office Building / Ground Floor
In-Line

Legacy vs. New


85
77
81
95
105
85
77
4
5
72
18
8
69
28
11
66
120
100
80
60
40
20
0
May 2009
2009
2010
2011
2012E
De Novo
Relocations
Legacy / Acquired

Acquisition of Herald

BankUnited

Strategic Rationale of the Transaction

- Closed February 29, 2012
- Clean loan portfolio
- Herald operates under similar business model

Deal Terms[2]

- Transaction Value: $65 million
- $22.9mm cash, 1.7 million BKU shares issued
- 1.2x tangible book value

Loan Portfolio: $305mm[1]



Other 10%
Commercial Real Estate 19%
Multi-Family 20%
C&I 37%

Deposit Portfolio: $466mm[1]



CDs 9%
Transaction 33%
MMDA & Savings 50%

(1) Data as of December 31, 2011.
(2) Based on financial data at the time of completion.

The BankUnited Value Proposition

The BankUnited Value Proposition

BankUnited

- **Clean Balance Sheet**
- **Dynamic Growth Story**
- **Management Team with Strong Track Record**
- **Strong Performance and Capital Position**
- **Healthy Regulatory Relations**
- **The Dominant Florida Institution**